                                                                [CONFORMED COPY]

                                                                      EXHIBIT 10

                      SECOND AMENDMENT TO CREDIT AGREEMENT
                      ------------------------------------


          SECOND AMENDMENT (the "Amendment"), dated as of October 13, 1994, among AMETEK, INC., a Delaware corporation (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Banks"), BANK OF MONTREAL, CORESTATES BANK, N.A. and PNC BANK, NATIONAL ASSOCIATION, as Co-Agents, and THE CHASE MANHATTAN BANK, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.


                             W I T N E S S E T H :
                             - - - - - - - - - -


          WHEREAS, the Borrower, the Banks, the Co-Agents and the Administrative Agent are parties to a Credit Agreement dated as of March 11, 1994, as amended by a First Amendment to Credit Agreement, dated as of April 21, 1994 (as so amended, the "Credit Agreement"); and

          WHEREAS, the parties hereto wish to further amend the Credit Agreement as herein provided;


          NOW, THEREFORE, it is agreed:

I.   AMENDMENTS TO CREDIT AGREEMENT
     ------------------------------

          1. Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "1.01 Loan Commitments.  Subject to and upon the terms and conditions
                ----------------
     set forth herein, each Bank severally agrees as follows:

          (a)(i) to maintain, on and immediately after giving effect to, the Second Amendment Effective Date, outstanding Term Loans made by such Bank to the Borrower pursuant to this Agreement (or acquired by such Bank by way of assignment and assumption prior to the Second Amendment Effective Date) in an aggregate principal amount equal to such Bank's Term Loan Maintenance Amount, if any; and (ii) the Term Loans maintained by the Banks pursuant to clause (i) of this Section 1.01(a), shall initially be maintained (subject to the Borrower's option to subsequently convert such Term Loans pursuant to Section 1.06) as a single Borrowing of the same Type of Loans as in effect immediately prior to the Second Amendment Effective Date. Once repaid, Term Loans borrowed hereunder may not be reborrowed;

          (b)(i) to convert, on and immediately after giving effect to, the Second Amendment Effective Date, outstanding Term Loans made by such Bank to the Borrower pursuant to this Agreement (or acquired by such Bank by way of assignment and assumption prior to the Second Amendment Effective Date) prior to giving effect to the Second Amendment Effective Date in an aggregate principal amount equal to such Bank's Loan Conversion Amount, if any, into a Borrowing of Revolving Loans hereunder (such Term Loans as so converted, together with all Revolving Loans made or maintained pursuant to the following clause (c), the "Revolving Loans" and each, a "Revolving Loan"); provided, that the Revolving Loans converted pursuant to this
             --------
     clause (i) of this Section 1.01(b) on the Second Amendment Effective Date shall be subject to the limitations provided in Section 1.01(d); and (ii) Loans converted by the Banks pursuant to clause (i) of this Section 1.01(b) shall initially be maintained (subject to the Borrower's option to subsequently convert such Revolving Loans pursuant to Section 1.06) as the same number of Borrowings and the same Types of such Loans so converted as in effect immediately prior to the Second Amendment Effective Date; provided that after giving effect to the conversion by the Banks pursuant
     --------
     to clause (i) of this Section 1.01(b), each such Bank shall have (and shall be deemed to have) outstanding Revolving Loans pursuant to each outstanding Borrowing of Revolving Loans in an amount equal to its Percentage of such Borrowing;

          (c)(i) to maintain, on and immediately after giving effect to, the Second Amendment Effective Date, Revolving Loans made by such Bank to the Borrower pursuant to this Agreement (or acquired by such Bank by way of assignment and assumption prior to the Second Amendment Effective Date) and then outstanding in an aggregate principal amount equal to such Bank's Percentage of the aggregate principal amount of Revolving Loans outstanding immediately prior to the Second Amendment Effective Date and (ii) at any time and from time to time on and after the Second Amendment

     Effective Date after giving effect thereto and prior to the Revolving Credit Facility Maturity Date, to make (after giving effect to the Term Loans being converted into Revolving Loans pursuant to the preceding clause
     (b) of this Section 1.01 and to the maintenance of Revolving Loans pursuant to the preceding clause (i) of this Section 1.01(c)) one or more Revolving Loans to the Borrower, which Revolving Loans made by the Banks shall, except as hereinafter provided, at the option of the Borrower, be maintained as and/or converted into, Base Rate Loans or Eurodollar Loans; provided, that, except as otherwise specifically provided herein, all
     --------
     Revolving Loans incurred pursuant to this Section 1.01(c) comprising the same Borrowing shall at all times be of the same Type; provided further,
                                                            ----------------
     that the amount of Revolving Loans made pursuant to this clause (c) of
     Section 1.01 shall be subject to the limitations provided in Section 1.01(d); and

          (d) Revolving Loans converted and/or made or maintained by the Banks pursuant to clauses (b) and (c) of this Section 1.01: (i) may be repaid and reborrowed in accordance with the provisions hereof; (ii) shall not exceed in aggregate principal amount for any Bank at any time outstanding the amount which, when combined with such Bank's Percentage of the Letter of Credit Outstandings at such time, equals the Revolving Commitment of such Bank at such time and (iii) shall not exceed in aggregate principal amount for all Banks at any time outstanding the amount which, when added to the aggregate amount of Letter of Credit Outstandings at such time, equals the lesser of (x) the Borrowing Base then in effect and (y) the Total Revolving Commitment at such time."

          2. Section 1.05 of the Credit Agreement is hereby amended by deleting clauses (b) and (c) thereof in their entirety and inserting in lieu thereof the following new clauses:

          "(b) The Term Note, if any, issued to each Bank shall (i) be executed by the Borrower, (ii) be payable to the order of such Bank and be dated the Initial Borrowing Date, (iii) be in a stated principal amount equal to the Term Loan Maintenance Amount of such Bank as set forth on Schedule I hereto and be payable in the principal amount of the Term Loans evidenced thereby from time to time, (iv) mature on the Final Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

          (c) The Revolving Note, if any, issued to each Bank shall (i) be executed by the Borrower, (ii) be payable to the order of such Bank and be dated the Initial Borrowing Date, (iii) be in a stated principal amount equal to the Revolving Commitment of such Bank and be payable in the principal amount of the Revolving Loans evidenced thereby from time to time, (iv) mature on the Revolving Credit Facility Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents."

          3. Section 3.01(a) of the Credit Agreement is hereby amended by (i) deleting the text "date the Total Commitment has been terminated" appearing therein and inserting "Second Amendment Effective Date," in lieu thereof, and
(ii) inserting at the end of the first sentence thereof immediately after the text "Aggregate Unutilized Commitment" the following new text:

     "and for the period from and including the Second Amendment Effective Date to but not including the date the Total Commitment has been terminated, computed at a rate for each day equal to the Applicable Commitment Commission Percentage on the daily average of such Bank's Aggregate Unutilized Commitment".

          4. Section 4.02(A)(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "(b) On each date set forth below, the Borrower shall be required to repay the principal amount of Term Loans as is set forth opposite such date (each a "Scheduled Repayment"):

                  Date                                               Amount
                  ----                                               ------
            April 15, 1995                                         $5,000,000
            October 15, 1995                                        5,000,000
            April 15, 1996                                          5,000,000
            October 15, 1996                                        5,000,000
            April 15, 1997                                          5,000,000
            October 15, 1997                                        5,000,000
            April 15, 1998                                          5,000,000
            October 15, 1998                                        5,000,000
            April 15, 1999                                          5,000,000
            Final Maturity Date                                     5,000,000

          5. Section 4.02(A)(f) of the Credit Agreement is hereby amended by deleting such clause in its entirety and inserting the following new text in lieu thereof:


          "(f)  [Intentionally deleted.]"

          6. Section 6.05(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "(b) The proceeds of Revolving Loans (other than Loans converted into Revolving Loans pursuant to Section 1.01(b)) shall be utilized for general corporate purposes of the Borrower and its Subsidiaries, provided that (i)
                                                              --------
     proceeds of Revolving Loans in an aggregate principal amount not to exceed $32,000,000 may be utilized on or prior to March 21, 1996 to finance, in part, the Common Stock Repurchase, (ii) proceeds of Revolving Loans may be utilized to finance, in whole or in part, repurchases of Common Stock (other than under the Repurchase Program) in compliance with Section 8.06(e), and (iii) proceeds of Revolving Loans may be utilized to finance, in whole or in part, Permitted Senior Note Repurchases in compliance with
     Section 8.12(i) and the definition thereof."

          7. Section 7.01(g) of the Credit Agreement is hereby amended by (i) deleting the word "five" contained in the introductory provision of such Section and inserting the number "15" in lieu thereof, and (ii) deleting the figure "$250,000" contained in each of clauses (i) and (ii) thereof and inserting in lieu thereof the figure "$1,000,000."

          8. Section 7.01(h) of the Credit Agreement is hereby amended by deleting clause (ii) thereof in its entirety and inserting in lieu thereof the following:

          "(ii) promptly and in any event within five Business Days following a request from the Administrative Agent or any Bank for same, a copy of the annual and quarterly statements furnished to the Borrower with respect to its Permitted Existing Investments listed as Items 1 and 2 on Schedule X hereto,".

          9. Section 7.11 of the Credit Agreement is hereby amended by (i) deleting the first sentence of clause (a) thereof in its entirety and inserting in lieu thereof the following:

     "Prior to the Target Date, as and to the extent requested from time to time by the Administrative Agent or the Required Banks, the Borrower will, and will cause each of its Domestic Subsidiaries to, grant to the Collateral Agent, for the benefit of the Secured Creditors, security interests and mortgages in such assets and properties of the Borrower or its Subsidiaries acquired after the Second Amendment Effective Date and not otherwise covered by the original Security Documents, excluding assets encumbered by Liens permitted by Section 8.02(i); provided, however, the Borrower shall
                                         --------  -------
     not be required to take any additional action to create or perfect a security interest in any equipment, machinery or intellectual property acquired after the Second Amendment Effective Date with a fair market value (as determined in good faith by senior management of the Borrower) of less than $3,000,000 at the time of the acquisition of such equipment, machinery or intellectual property by the Borrower."

and (ii) inserting the text "(collectively, the "Additional Security Documents")" immediately after the text "to the Administrative Agent" appearing in the second sentence of clause (a) thereof.

          10. Section 8.03 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (n) thereof, (ii) deleting the period at the end of clause (o) thereof and inserting the text "; and" in lieu thereof and (iii) adding the following new clause (p) thereto:

          "(p) Indebtedness of AMETEK Italia S.r.l. evi-denced by a bank guaranty denominated in Lira made by a financial institution on behalf of AMETEK Italia S.r.l. for the benefit of such Persons identified by AMETEK

     Italia S.r.l. as the seller under the Permitted AMETEK Italia Acquisition in connection with the Permitted AMETEK Italia Acquisition, provided that
                                                                 --------
     (i) the sole obligor thereunder is AMETEK Italia S.r.l. and neither the Borrower nor any Subsidiary of the Borrower (other than AMETEK Italia S.r.l.) is obligated (whether directly or indirectly through a guarantee, keep-well arrangement or otherwise) in respect thereof, (ii) such Indebtedness shall not contain any provision in the documents governing or evidencing the same which, in the reasonable opinion of the Administrative Agent, would permit a default or event of default to occur under such Indebtedness based upon the occurrence of a Default or Event of Default under this Agreement unless any such Event of Default has resulted in an acceleration under this Agreement, and (iii) the aggregate principal amount thereof at any one time outstanding shall not exceed 30 billion Lira (it being understood and agreed that the incurrence of such Indebtedness shall be deemed to be a representation and warranty by the Borrower that all conditions thereto have been satisfied and that the same is permitted in accordance with the terms of this Agreement, which representation and warranty shall be deemed to be a representation and warranty for all purposes hereunder, including, without limitation, Sections 5.02 and 9)."

          11. Section 8.03(k) of the Credit Agreement is hereby amended by deleting the figure "$100,000" contained therein and inserting the figure "$1,000,000" in lieu thereof.

          12. Section 8.05(n) of the Credit Agreement is hereby amended by deleting the text "the Performance Target" appearing in clause (x) thereof and inserting the ratio "1.00:1" in lieu thereof.

          13. Section 8.06(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "(b)  so long as there shall exist no Default or   Event of Default
     (both before and after giving effect thereto), (x) on or after the Second Amendment Effective Date and prior to June 30, 1995, the Borrower may effect Common Stock Repurchases pursuant to the Repurchase Program so long as the Borrower promptly retires any such shares of Common Stock so repurchased and (y) on or after June 30, 1995 and prior to the second anniversary of the Initial Borrowing Date, the Borrower may effect

     Common Stock Repurchases pursuant to the Repurchase Program, so long as (A) at the time of any such Common Stock Repurchase pursuant to this clause
     (b)(y), the Fixed Charge Coverage Ratio is equal to or better than the Performance Target for the then most recently ended Test Period and (B) the Borrower promptly retires any such shares of Common Stock so repurchased;".

          14. Section 8.06 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (c) thereof, (ii) deleting the period appearing at the end of clause (d) thereof and inserting the text "; and" in lieu thereof, and (iii) adding the following new clause:

          "(e) so long as there shall exist no Default or Event of Default (both before and after giving effect thereto), (x) on or after the Second Amendment Effective Date and prior to the Specified Target Date, the Borrower may repurchase shares of its Common Stock pursuant to open market and/or privately negotiated purchases and/or a cash tender offer for an amount for any such purchase not to exceed (i) $25,000,000 less (ii) the sum of (A) the aggregate amount expended by the Borrower in connection with all repurchases of shares of its Common Stock previously effected pursuant to this clause (x) during such period and (B) the aggregate amount expended by the Borrower in connection with all Permitted Senior Note Repurchases effected during such period, (y) on or after the Specified Target Date, the Borrower may repurchase shares of its Common Stock pursuant to open market and/or privately negotiated purchases and/or a cash tender offer for an amount for any such purchase on or after the Specified Target Date not to exceed (i) $25,000,000 less (ii) the aggregate amount expended by the Borrower in connection with all repurchases of shares of its Common Stock previously effected pursuant to the preceding clause (x) and this clause
     (y), and (z) the Borrower promptly retires any such shares of Common Stock so repurchased pursuant to this clause (e)."

          15. Section 8.12 of the Credit Agreement is hereby amended by inserting the following text at the end of clause (i) thereof:

          ", provided, further that the Borrower may effect Permitted Senior
             --------  -------
     Note Repurchases so long as (x) the consideration paid in connection with any such Permitted Senior Note Repurchase will not exceed the Available

     Senior Note Repurchase Amount and (y) no Default or Event of Default then exists or would result therefrom,".

          16.  The definition of "Applicable Base Rate Margin" appearing in
Section 10 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "Applicable Base Rate Margin" shall mean 0%.

          17.  The definition of "Applicable Eurodollar Margin" appearing in
Section 10 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "Applicable Eurodollar Margin" shall mean, at any time during the relevant Category Period set forth below, the margin set forth below opposite such relevant Category Period:

                                          Applicable
                                          Eurodollar
          Category Period                   Margin
          ---------------                 ----------
          Category A Period                 0.3125%

          Category B Period                 0.5000%

          Category C Period                 0.7500%

          Category D Period                 1.0000%

          Category E Period                 1.1250%

          Category F Period                 1.2000%

          18. The definition of "Category D Period" appearing in Section 10 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "Category D Period" shall mean any period during which at all times the Credit Rating is BB or above but lower than BBB- (to the extent that the Credit Rating at the time of determination is the Applicable Credit Rating assigned by S&P) or Ba2 or above but lower than Baa3 (to the extent that the Credit Rating at the time of determination is the Applicable Credit Rating assigned by Moody's).

          19. The definition of "Category E Period" appearing in Section 10 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "Category E Period" shall mean any period during which at all times the Credit Rating is BB- (to the extent that the Credit Rating at the time of determination is the Applicable Credit Rating assigned by S&P) or Ba3 (to the extent that the Credit Rating at the time of determination is the Applicable Credit Rating assigned by Moody's).

          20. The definition of "Credit Rating" appearing in Section 10 of the Credit Agreement is hereby amended by deleting the word "lower" appearing in clause (ii) thereof and inserting the word "higher" in lieu thereof.

          21. The definition of "Final Maturity Date" appearing in Section 10 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "Final Maturity Date" shall mean the fifth anniversary of the Second Amendment Effective Date."

          22. The definition of "Revolving Credit Facility Maturity Date" appearing in Section 10 of the Credit Agreement is hereby amended by deleting the text "Initial Borrowing Date" appearing therein and inserting the text "Second Amendment Effective Date" in lieu thereof.

          23. The definition of "Term Loan" appearing in Section 10 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "Term Loan" shall mean each term Loan made under this Agreement immediately prior to the Second Amendment Effective Date.

          24. Section 10 of the Credit Agreement is hereby further amended by adding thereto in appropriate alphabetical order the following new definitions:

          "Applicable Commitment Commission Percentage" shall mean, at any time during the relevant Category Period set forth below, the commitment commission percentage set forth below opposite such relevant Category
     Period:

                                   Applicable Commitment
          Category Period          Commission Percentage
          ---------------          ---------------------
          Category A Period               0.1250%

          Category B Period               0.1500%

          Category C Period               0.1875%

          Category D Period               0.2000%

          Category E Period               0.2500%

          Category F Period               0.3125%

          "Available Senior Note Repurchase Amount" shall mean (x) at any time on or after the Second Amendment Effective Date and prior to the Specified Target Date, an amount equal to (i) $25,000,000 less (ii) the sum of (A) the aggregate amount expended by the Borrower in connection with all Permitted Senior Note Repurchases previously effected during such period and (B) the aggregate amount expended by the Borrower in connection with all repurchases of shares of its Common Stock previously effected pursuant to Section 8.06(e)(x) during such period, and (y) at any time on or after the Specified Target Date, an amount equal to (i) $150,000,000 less (ii) the sum of (A) without duplication, the aggregate amount of all repayments of principal of all Senior Notes and all Permitted Refinancing Debt and (B) the aggregate amount expended by the Borrower in connection with all Permitted Senior Note Repurchases previously effected pursuant to the preceding clause (x) and this clause (y).

          "Loan Conversion Amount" shall mean, for each Bank, the amount set forth opposite such Bank's name on Schedule I hereto directly below the column entitled "Loan Conversion Amount."

          "Permitted AMETEK Italia Acquisition" shall mean the acquisition by AMETEK Italia S.r.l. of a business involving the design, manufacture and/or sale of motors, on terms and conditions (including, without limitation, documentation, purchase price, type of consideration and security in connection therewith) satisfactory to the Administrative Agent and the Required Banks.

          "Permitted Senior Note Repurchase" shall mean the repurchase and retirement of any Senior Notes or Permitted Refinancing Debt being so repurchased in compliance with Section 8.12(i).

          "Second Amendment" shall mean the Second Amendment to the Credit Agreement, dated as of October 13, 1994, among the Borrower and the Banks party thereto.

          "Second Amendment Effective Date" shall have the meaning provided for such term in the Second Amendment.

          "Specified Target Date" shall mean the first date upon which both (i) the Credit Rating is BBB (to the extent that the Credit Rating at the time of determination is the Applicable Credit Rating assigned by S&P) or Baa2 (to the extent that the Credit Rating at the time of determination is the Applicable Credit Rating assigned by Moody's) and (ii) no Default or Event of Default exists.

          "Term Loan Maintenance Amount" shall mean, for each Bank, the amount set forth opposite such Bank's name on Schedule I hereto directly below the column entitled "Term Loan Maintenance Amount."

          25. The Credit Agreement is hereby amended by deleting Schedule I thereto in its entirety and by inserting in lieu thereof a new Schedule I in the form of Annex A to this Amendment.

II.  MISCELLANEOUS PROVISIONS.
     ------------------------

          1. Each of the Banks signatory hereto hereby consents to and authorizes the Administrative Agent to enter into an amendment to the Security Agreement and the Pledge Agreement in the form attached hereto as Annex B and Annex C, respectively, to this Amendment.

          2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

          4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          5. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when (i) each of the Borrower and each Bank shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of telecopier) the same to the Administrative Agent at its Notice Office, (ii) each of the Borrower, the Domestic Subsidiaries of the Borrower and the Administrative Agent shall have executed and delivered an amendment to the Security Agreement in the form of Annex B to this Amendment and an amendment to the Pledge Agreement in the form of Annex C to this Amendment,
(iii) the Borrower shall have executed and delivered to the Administrative Agent for the account of each Bank, the appropriate Note or Notes in the amount, maturity and as otherwise provided in the Credit Agreement as amended by this Amendment, (iv) the Administrative Agent shall have received an opinion, addressed to each of the Banks, the Co-Agents and the Administrative Agent and dated the Second Amendment Effective Date, from Stroock & Stroock & Lavan, counsel to the Credit Parties, covering such matters as the Administrative Agent may request in connection with the transactions contemplated by the Second Amendment, (v) the Administrative Agent shall have received from the Borrower a certificate, dated the Second Amendment Effective Date, signed by an Authorized Officer of the Borrower certifying as to such matters and documents as the Administrative Agent may request in connection with the execution and delivery of the Second Amendment and the transactions contemplated thereby, and (vi) the Borrower shall have paid all costs, fees and expenses and all other compensation contemplated by the Credit Agreement and this Amendment to the extent due to the Administrative Agent, any Co-Agent or the Banks (including, without limitation, legal fees and expenses).

          6. In order to induce the Banks to enter into this Amendment, the Borrower hereby makes each of the representations, warranties and agreements contained in the Credit Agreement on the Second Amendment Effective Date both before and after giving effect to this Amendment.

          7. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that no Default or Event of Default is in existence as of the Second Amendment Effective Date both before and after giving effect thereto.

          8. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                            AMETEK, INC.


                                            By: /s/ Deirdre Saunders
                                               ---------------------------------
                                               Title:  Treasurer

                                            THE CHASE MANHATTAN BANK,
                                              N.A.,
                                              Individually and as
                                               Administrative Agent


                                            By: /s/ Marc D. Galligan
                                               ---------------------------------
                                               Title:  Vice President

                                            BANK OF MONTREAL,
                                              Individually and as
                                              Co-Agent


                                            By: /s/ Kanu Modi
                                               ---------------------------------
                                               Title:  Director

                                            CORESTATES BANK, N.A.,
                                              Individually and as
                                              Co-Agent


                                            By: /s/ Robert M. Cordell
                                               ---------------------------------
                                               Title:  Vice President

                                            PNC BANK, NATIONAL ASSOCIATION,
                                              Individually, as Co-Agent and
                                              as Letter of Credit Issuer


                                            By: /s/ Vicky Randolph Ziff
                                               ---------------------------------
                                               Title:  Vice President

                                            BANK OF AMERICA ILLINOIS


                                            By: /s/ Brock T. Harris
                                               ---------------------------------
                                               Title:  Vice President

                                            FLEET BANK OF MASSACHUSETTS, N.A.


                                            By: /s/ Thomas J. Bullard
                                               ---------------------------------
                                               Title:  Vice President

                                            MELLON BANK, N.A.


                                            By: /s/ John R. Fell III
                                               ---------------------------------
                                               Title:  Vice President

                                            NBD BANK, N.A.


                                            By: /s/ Nancy Russell
                                               ---------------------------------
                                               Title:  Vice President

                                            THE LONG-TERM CREDIT BANK OF JAPAN
                                              LIMITED, NY BRANCH


                                            By: /s/ Mitsuo Matsunaga
                                               ---------------------------------
                                               Title:  Vice President

                                            THE YASUDA TRUST AND BANKING CO.,
                                              LTD. NY BRANCH


                                            By: /s/ Neil T. Chau
                                               ---------------------------------
                                               Title:  First Vice President


                                            CARIPLO-CASSA DI RISPARMIO DELLE
                                              PROVINCIE LOMBARDE S.P.A.


                                            By: /s/ Charles W. Kennedy
                                               ---------------------------------
                                               Title:  Vice President


                                            By: /s/ Renato Bassi
                                               ---------------------------------
                                               Title:  First Vice President

                                                                       ANNEX A
                                                                       to
                                                                Second Amendment
                                                                ----------------

                                                                   SCHEDULE I
                                                                   ----------


                               COMMITMENTS/LOANS
                               -----------------

                               Term Loan             Loan          Revolving
          Bank             Maintenance Amount  Conversion Amount   Commitment
          ----             ------------------  -----------------   ----------
The Chase Manhattan        $6,350,000          $4,219,586.26      $19,050,000
Bank, N.A.

Bank of Montreal            6,800,000           4,355,400.00       20,400,000

Corestates Bank, N.A.       6,800,000           4,355,400.00       20,400,000

PNC Bank, National          6,800,000           4,355,400.00       20,400,000
Association

Bank of America             4,200,000           2,690,100.00       12,600,000

Fleet Bank of               4,200,000           2,690,100.00       12,600,000
Massachusetts, N.A.

Mellon Bank, N.A.           4,200,000           2,690,100.00       12,600,000

NBD Bank, N.A.              4,200,000           2,690,100.00       12,600,000

The Long-Term Credit        2,600,000           1,665,300.00        7,800,000
Bank of Japan Limited,
NY Branch

The Yasuda Trust and        2,600,000           1,665,300.00        7,800,000
Banking Co., Ltd. NY
Branch

CARIPLO-Cassa di            1,250,000             648,213.74        3,750,000
Risparmio Delle
Provincie Lombarde
                          ===========         ==============     ============
                          $50,000,000         $32,025,000        $150,000,000

                                                                [CONFORMED COPY]

                                                                   ANNEX B
                                                             to Second Amendment
                                                             to Credit Agreement
                                                             -------------------

                     FIRST AMENDMENT TO SECURITY AGREEMENT
                     -------------------------------------

          FIRST AMENDMENT TO SECURITY AGREEMENT (the "Amendment"), dated as of October 19, 1994, among AMETEK, INC., a Delaware corporation, and certain of its subsidiaries listed on the signature pages hereto (each an "Assignor" and collectively, the "Assignors") and THE CHASE MANHATTAN BANK, N.A., as Collateral Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, AMETEK, INC., a Delaware corporation (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Banks"), BANK OF MONTREAL, CORESTATES BANK, N.A. and PNC BANK, NATIONAL ASSOCIATION, as Co-Agents, and THE CHASE MANHATTAN BANK, N.A., as Administrative Agent are parties to a Credit Agreement dated as of March 11, 1994, as amended by a First Amendment to Credit Agreement, dated as of April 21, 1994 and a Second Amendment to Credit Agreement, dated as of October 13, 1994 (as so amended, the "Credit Agreement");

          WHEREAS, the Assignors and the Collateral Agent are parties to a Security Agreement dated as of March 21, 1994 (the "Security Agreement"); and

          WHEREAS, the parties hereto wish to amend the Security Agreement as herein provided;


          NOW, THEREFORE, it is agreed:

I.   AMENDMENT TO SECURITY AGREEMENT
     -------------------------------

          1. Article X of the Security Agreement is hereby amended by adding the following new Section 10.11 immediately after Section 10.10:

          "10.11 Certain Exemptions.  Nothwitstanding anything to the contrary
                 ------------------
     contained herein, no Assignor
     shall be required to take any further action to create or perfect a security interest in any Equipment, Mark, Patent or Copyright acquired after the Second Amendment Effective Date (as such term is defined in the Credit Agreement) with a fair market value (as determined in good faith by senior management of the Borrower) of less than $3,000,000 at the time of the acquisition of such Equipment, Mark, Patent or Copyrights by such Assignor."


II.  MISCELLANEOUS PROVISIONS.
     ------------------------


          1. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Security Agreement or any other Credit Document.

          2. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower on behalf of each Assignor and the Collateral Agent.

          3. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          4. This Amendment shall become effective on the date when (i) each of the Assignors and the Collateral Agent shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of telecopier the same to the Administrative Agent at its Notice Office and (ii) the Second Amendment Effective Date shall have otherwise occurred.

          5. In order to induce the Collateral Agent to enter into this Amendment, each Assignor hereby makes each of the representations, warranties and agreements contained in the Security Agreement on the date hereof both before and after giving effect to this Amendment.

          6. From and after the Second Amendment Effective Date, all references in the Credit Agreement, Security Agreement and each of the other Credit Documents to the Security Agreement shall be deemed to be references to the Security Agreement as amended hereby.

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                            AMETEK, INC.,
                                              as an Assignor

                                            By: /s/ Deirdre Saunders
                                               ---------------------------------
                                               Title:  Treasurer


                                            AMESPACE, INC.,
                                              as an Assignor


                                            By: /s/ Deirdre Saunders
                                               ---------------------------------
                                               Title:  Treasurer


                                            AMETEK AEROSPACE PRODUCTS, INC.,
                                              as an Assignor


                                            By: /s/ Deirdre Saunders
                                               ---------------------------------
                                               Title:  Treasurer


                                            EMA CORPORATION,
                                              as an Assignor


                                            By: /s/ Deirdre Saunders
                                               ---------------------------------
                                               Title:  Treasurer


                                            AMETEK (JAPAN) LTD.,
                                              as an Assignor


                                            By: /s/ Deirdre Saunders
                                               ---------------------------------
                                               Title:  Treasurer


                                            THE CHASE MANHATTAN BANK, N.A.,
                                               as Collateral Agent


                                            By: /s/ Marc D. Galligan
                                               ---------------------------------
                                               Title:  Vice President

                                                                [CONFORMED COPY]

                                                                   ANNEX C
                                                             to Second Amendment
                                                             to Credit Agreement
                                                             -------------------


                      FIRST AMENDMENT TO PLEDGE AGREEMENT
                      -----------------------------------

          FIRST AMENDMENT TO PLEDGE AGREEMENT (the "Amendment"), dated as of October 19, 1994, among AMETEK, INC., a Delaware corporation, and certain of its subsidiaries listed on the signature pages hereto (each a "Pledgor" and collectively, the "Pledgors") and THE CHASE MANHATTAN BANK, N.A., as Collateral Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, AMETEK, INC., a Delaware corporation (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Banks"), BANK OF MONTREAL, CORESTATES BANK, N.A. and PNC BANK, NATIONAL ASSOCIATION, as Co-Agents, and THE CHASE MANHATTAN BANK, N.A., as Administrative Agent are parties to a Credit Agreement dated as of March 11, 1994, as amended by a First Amendment to Credit Agreement, dated as of April 21, 1994 and a Second Amendment to Credit Agreement, dated as of October 13, 1994 (as so amended, the "Credit Agreement");

          WHEREAS, the Pledgors and the Collateral Agent are parties to a Pledge Agreement dated as of March 21, 1994 (the "Pledge Agreement"); and

          WHEREAS, the parties hereto wish to amend the Pledge Agreement as herein provided;


          NOW, THEREFORE, it is agreed:

I.   AMENDMENT TO PLEDGE AGREEMENT
     -----------------------------

          1. Section 21 of the Pledge Agreement is hereby amended by adding the following new clause (e) immediately after clause (d) appearing in Section 21:

          "(e) Nothwitstanding anything to the contrary contained herein, any issued and outstanding shares of capital stock of Ametek GmbH shall not constitute Stock for purposes of this Agreement until such time as 100% of such issued and outstanding shares of capital stock may be pledged hereunder by any Pledgor without triggering the tax consequences described in Section 7.16 of the Credit Agreement."


II.  MISCELLANEOUS PROVISIONS.
     ------------------------


          1. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Pledge Agreement or any other Credit Document.

          2. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower on behalf of each Pledgor and the Collateral Agent.

          3. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          4. This Amendment shall become effective on the date when (i) each of the Pledgors and the Collateral Agent shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of telecopier the same to the Administrative Agent at its Notice Office and (ii) the Second Amendment Effective Date shall have otherwise occurred.

          5. In order to induce the Collateral Agent to enter into this Amendment, each Pledgor hereby makes each of the representations, warranties and agreements contained in the Pledge Agreement on the date hereof both before and after giving effect to this Amendment.

          6. From and after the Second Amendment Effective Date, all references in the Credit Agreement, Pledge Agreement and each of the other Credit Documents to the Pledge Agreement shall be deemed to be references to the Pledge Agreement as amended hereby.

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                            AMETEK, INC.,
                                              as a Pledgor

                                            By: /s/ Deirdre Saunders
                                               ---------------------------------
                                               Title:  Treasurer


                                            AMESPACE, INC.,
                                              as a Pledgor


                                            By: /s/ Deirdre Saunders
                                               ---------------------------------
                                               Title:  Treasurer


                                            AMETEK AEROSPACE PRODUCTS, INC.,
                                              as a Pledgor


                                            By: /s/ Deirdre Saunders
                                               ---------------------------------
                                               Title:  Treasurer


                                            EMA CORPORATION,
                                              as a Pledgor


                                            By: /s/ Deirdre Saunders
                                               ---------------------------------
                                               Title:  Treasurer


                                            AMETEK (JAPAN) LTD.,
                                              as a Pledgor


                                            By: /s/ Deirdre Saunders
                                               ---------------------------------
                                               Title:  Treasurer


                                            THE CHASE MANHATTAN BANK, N.A.,
                                               as Collateral Agent


                                            By: /s/ Marc D. Galligan
                                               ---------------------------------
                                               Title: Vice President

                                      -3-